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                         NEXSTAR PHARMACEUTICALS, INC.
                           1993 INCENTIVE STOCK PLAN


     1. Purpose of Plan. This Incentive Stock Plan is intended to encourage ownership of shares of NeXstar Pharmaceuticals, Inc. (the "Corporation") by the Corporation's officers, directors, employees, independent contractors, and senior academic consultants, thereby providing additional incentive for such Employees and Consultants to promote the success of the business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, and Shares may be sold to Employees or Consultants hereunder, at the discretion of the Board and as reflected in the terms of the written option or stock restriction agreement.

     2. Definitions. As used herein, the following definitions shall apply:

        (a) "Board" shall mean the Board of Directors of the Corporation.

        (b) "Code" shall mean the Internal Revenue Code of 1986, the rules and regulations promulgated thereunder and the interpretations thereof, all as from time to time in effect.

        (c) "Corporation" shall mean NeXstar Pharmaceuticals, Inc., a Delaware corporation.

        (d) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, or the Board if none has been appointed.

        (e) "Consultant" shall mean any person, including directors and senior academic consultants, performing services for the benefit of the Corporation or any Parent or Subsidiary of the Corporation as an independent consultant or adviser.

        (f) "Continuous Status as an Employee or a Consultant" shall mean the absence of any interruption or termination of service as an Employee or a Consultant, as applicable. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is provided or guaranteed by contract or statute.

        (g) "Employee" shall mean any person employed by the Corporation or any Parent or Subsidiary of the Corporation. The payment of a director's or consultant's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.


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        (h) "Fair Market Value" shall mean the average of the closing bid and asked prices of a share of Common Stock, as reported by The Wall Street Journal (or, if not reported, as otherwise quoted by the National Association of Securities Dealers through NASDAQ), on the date of the grant of any Option or the sale of any Common Stock to an Employee or Consultant under this Plan. In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on the date of the grant or sale shall be determined, in good faith, by the Board or the Committee and such determination shall be conclusive for all purposes. The Board or Committee shall take into account such factors affecting value as it, in its sole and absolute discretion, may deem relevant.

        (i) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        (k) "Option" shall mean a stock option granted pursuant to the Plan.

        (1) "Optioned Stock" shall mean the Stock subject to an Option.

        (m) "Optionee" shall mean an Employee or Consultant who receives an Option.

        (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

        (o) "Plan" shall mean this Incentive Stock Plan.

        (p) "Share" shall mean a share of the Stock, as adjusted in accordance with Section 9 of the Plan.

        (q) "Stock" shall mean the Common Stock of the Corporation.

        (r) "Stock Agreement" shall mean the written agreement setting forth the grant of an Option and terms and conditions relating thereto (which need not be the same for each Option) or the terms of any restrictions in connection with a sale of Stock under this Plan, in the form attached hereto or such other form as the Board in its discretion may approve.





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             (s) "Subsidiary" shall mean a "subsidiary corporation,"
whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. Shares Subject to Plan.

        See Amendment.

        (b) Reservation of Shares. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     4. Administration of Plan.


        (b) Actions of the Board and Committee. All actions taken and all interpretations and determinations made by the Board or by the Committee in good faith (including determinations of Fair




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Market Value) shall be final and binding on all Employees, Consultants,
Optionees, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action or determination made in good faith in connection with this Plan, and all members of the Board or the Committee shall, in addition to their rights as directors, be fully protected by the Corporation with respect to any such action, determination or interpretation.

        See Amendment.

        (c) Powers of the Board. Subject to the provisions of the plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to sell Stock to Employees or Consultants; (iii) to determine, upon review of the relevant information, the Fair Market Value of the Stock; (iv) to determine the price per share for any Stock to be sold or the exercise price per share of Options to be granted, which price shall be determined in accordance with Section 6 of the Plan; (v) to determine the Employees and Consultants to whom, the time or times at which, and the number of shares for which Options shall be granted or Stock shall be sold; (vi) to interpret the Plan; (vii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Stock Agreement (which need not be the same for each Option or sale) and, with the consent of the holder thereof, modify, terminate or amend such Stock Agreement; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Corporation any Agreement required to effectuate the grant of an Option or the sale of any Stock; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     5. Eligibility.

        (a) Generally. Options may be granted and Stock may be sold to Employees and Consultants, provided that Incentive Stock options may only be granted to Employees. An Employee or Consultant who has been granted an Option or purchased any Stock may, if he is otherwise eligible, be granted additional Options or purchase additional shares of Stock.




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        (b) Criteria. In making any determination as to Employees and
Consultants to whom Options shall be granted or Stock shall be sold, the Committee shall take into account such factors as it shall deem relevant in accomplishing the purpose of the Plan, including but not limited to the Employee's or Consultant's loyalty, performance, and experience.

        (c) ISO Limitations with Respect to Price. In no event shall an Incentive Stock Option be granted to any person who, at the time such Option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted.

        (d) ISO Limitations with Respect to Shares. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual Employee during any single Calendar Year under this Plan and all the incentive stock option plans of the Corporation (and its parent and subsidiary corporations, if any), shall not exceed $100,000.

        (e) No Employee Contract. The Plan shall not confer upon any Employee or Consultant any right with respect to continuation of employment by or the rendition of consulting services to the Corporation, nor shall it interfere in any way with his or her right or the Corporation's right to terminate such employment or services at any time.

     6. Price.

        (a) Generally. The per share exercise price for any Option and the price for any Stock to be sold shall be such price as is determined by the Board. However, the exercise price of the Shares which shall be covered by each Incentive Stock Option shall be at least 100% of the Fair Market Value of the Shares at the time of granting the Incentive Stock option. The exercise price of a Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of the grant of the Option. If an Incentive Stock Option is granted to an optionee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its Parent or any Subsidiary, the exercise price shall be as set forth in Section 5(c) above.

        (b) Payment. The purchase price for any sale of Stock shall be paid at the time of purchase and the exercise price shall be paid in full at the time of exercise of any Option in cash or in




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such other form of lawful consideration as the Board of Directors or the
Committee may approve from time to time, including, without limitation, the transfer of outstanding shares of Stock as provided in Section 7(d) or the Employee's or Consultant's promissory note in form satisfactory to the Corporation and bearing interest at the applicable federal rate at the time of exercise.

     7. Options.

        (a) Generally. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the option price of the Option, and all other terms and conditions of the Option.

        (b) Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the person to whom such option shall be granted.

        (c) Term of Option. The term of each Option may be up to ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

        (d) Exercise of Option.

            (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Corporation or the Optionee, or both, and as shall be permissible under the terms of the Plan.

            (ii) An Option may not be exercised for a fraction of a Share.

            (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been




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received by the Corporation. The Board, in its sole discretion, may permit an
Optionee to surrender to the Corporation shares of Stock previously acquired by the optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise of the Option. Until the issuance of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights a share holder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

            (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (v) Except as otherwise specifically provided herein, an Option may not be exercised at any time unless the holder thereof shall have maintained Continuous Status as an Employee or Consultant of the Corporation or of one or more of its subsidiaries, or a parent corporation, from the date of the granting of the Option to the date of its exercise.

        (e) Termination of Employment. In the event that the employment of an Employee or the engagement of a Consultant to whom an Option shall have been granted shall be terminated other than by reason of death or disability, such Option may be exercised (to the extent that the Employee or Consultant shall have been entitled to do so at the termination of his employment or engagement) at any time within three months after such termination, but in any event no later than the date of expiration of the Option term. Notwithstanding this three-month period, if the holder of an Option (i) is terminated for "cause" (as hereinafter defined) or (ii) is terminated due to his expropriation of Corporation property (including trade secrets or other proprietary rights) , the Board shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination of employment, and such Option shall no longer be exercisable to any extent whatsoever. As used herein, "cause" shall mean that the holder of an Option has willfully and intentionally engaged in material misconduct, gross neglect of duties or grossly negligent failure to act which materially and adversely affects the business or affairs of the Corporation, or has committed any act of fraud or any act not approved by the Board involving any material conflict of interest or self-dealing adverse to the Corporation, or has been convicted of a felony or any offense involving moral turpitude, or has unreasonably failed to comply with any reasonable direction from the Board with respect to a major policy decision affecting the Corporation, issued pursuant to its authority under the Bylaws of the Corporation, which




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direction is approved by a majority of the Board. So long as the holder of an
Option shall maintain Continuous Status as an Employee or Consultant of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change of duties or position. To the extent that the holder of an Option was not entitled to exercise his Option at the time of his termination, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall itself terminate at the time of such termination.

        (f) Disability of Optionee. Notwithstanding the provisions of Section 7(e) above, in the event an Employee or Consultant is unable to continue his employment with or to perform services for the benefit of the Corporation as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within one year after termination due to such disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall terminate.

        (g) Death of Optionee. Unless otherwise set forth in the Option Agreement, in the event of the death of an Optionee:

            (i) if Optionee dies during the term of the Option and is at the time of his death an Employee or Consultant of the Corporation who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within one year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant one year after the date of death; or

            (ii) if Optionee dies within three (3) months after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within one year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

     8. Non-Transferability of Options. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.




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     9. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Corporation, the number of shares of Stock covered by each outstanding Option and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Stock has been sold or Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of Stock upon termination of employment, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, the payment of a stock dividend with respect to the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Corporation (shares of Stock issued to University Research Corporation for nominal consideration pursuant to the Stock Purchase Agreement dated July 17, 1991, shall not be deemed issued without receipt of consideration); provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     10. Liquidation or Merger of the Corporation.

        (a) Liquidation. In the event of a proposed dissolution or liquidation of the Corporation, the Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable.

        (b) Sale of Assets, Merger or Consolidation. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation in a transaction in which the Corporation does not survive, the Board may, in the exercise of its sole discretion in such instances, give each Optionee the right to exercise his Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable. The Board shall notify the optionee that the Option shall be fully exercisable for a period of not less than ten (10) nor more than sixty (60) days from




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the date of such notice and, if such Option shall not be exercised, the Board may, in the exercise of its sole discretion in such instances, determine that the Option shall terminate upon the expiration of such period and be of no further force or effect.

     11. Withholding Taxes; Satisfied by Withholding Optioned Shares.

        (a) General. The Corporation, its Parent or any Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation, its Parent or any Subsidiary is required by law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with any option including, but not limited to, requiring the Optionee to pay such tax at the time of exercise or the withholding of issuance of shares of Stock to be issued upon the exercise of any Option until the Optionee reimburses the Corporation for the amount the Corporation is required to withhold with respect to such taxes, or, at the Corporation's sole discretion, cancelling any portion of such issuance of Stock in any amount sufficient to reimburse itself for the amount it is required to so withhold.

        (b) Satisfying Taxes by Withholding Optioned Shares. All Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option Shares which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of the Optionee for the exercise of such Option; provided, however, that if the Corporation is a public reporting corporation, no person who is an "officer" of the Corporation as such term is defined in Rule 3b-2 under the Securities Exchange Act of 1934 may elect to satisfy the withholding of Federal and state taxes upon the exercise of an Option by the withholding of Optioned Shares unless such election is made either (i) at least six months prior to the date that the exercise of the option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Corporation issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Corporation, by mail, personal delivery or by facsimile message, and shall (unless notice to the contrary is provided to the Corporation) be operative for all Option exercises which occur during the twelve-month period following election.




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     12. Issuance of Share

        (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

        (b) As a condition to the exercise of an Option or the sale of any Stock, the Corporation may impose various conditions, including a requirement that the person exercising such Option or purchasing such Stock represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other restrictions on such Shares relating to employment or other matters as may be determined by the Committee.

     13. Effectiveness of Plan. The Plan shall become effective on February 8, 1993, but only if holders of the Corporation's Common and Preferred Stock entitled to vote on the matter shall have approved the Plan within twelve months after such date by an affirmative vote of at least a majority all such shares then outstanding (on a common equivalent basis).

     14. Termination and Amendment of Plan. The Plan shall terminate on February 7, 2003, and no Option shall be granted under the Plan after that date. The Board of Directors may at any time and from time to time modify or amend the Plan (including the form of any Stock Agreement) in such respects as it shall deem advisable, provided that without approval by a majority in interest of all the shares of the Corporation there shall be: (a) no increase in the total number of shares covered by the Plan (except by operation of Section 9 hereof), (b) no change in the formula for determining the exercise price or the maximum term of Options, (c) no change that would materially lessen the requirements as to eligibility for participation in the Plan, and
(d) no change in the class of persons eligible to receive options or rights under the Plan, including the definitions of "Employee" and "Consultant."




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                             FIRST AMENDMENT TO THE
                           1993 INCENTIVE STOCK PLAN


         Section 3(a) of the Corporation's 1993 Incentive Stock Plan is hereby amended and restated as follows:

     (a) Authorized Shares. There will be reserved for use from time to time under the Plan, an aggregate of 499,893 shares of Stock of $0.01 par value of the Corporation, subject to adjustment as provided in Section 9 below. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated. If any shares issued prior to the approval of this Plan to any employees, directors or consultants of the Corporation shall be repurchased by the Corporation, the number of such repurchased shares shall increase the aggregate number of shares available under the Plan.

                            SECOND AMENDMENT TO THE
                           1993 INCENTIVE STOCK PLAN

         Section 3(a) of the NeXstar Pharmaceuticals, Inc. 1993 Incentive Stock Plan is hereby amended and restated as follows:

     (a) Authorized Shares. There will be reserved for use from time to time under the Plan, an aggregate of 2,403,555 shares of Stock of $0.01 par value of the Corporation, subject to adjustment after December 31, 1994 as provided in
Section 9 below; provided, however, that any outstanding Option issued prior to December 31, 1994 shall be subject to adjustment as provided in Section 9 below from the time of the initial issuance of such Option, but the adjustment to any such Option for events prior to December 31, 1994 shall not affect the aggregate number of shares of Stock reserved for use from time to time under the Plan. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated. If any shares issued prior to the initial approval of this Plan to any employees, directors or consultants of the Corporation shall be repurchased by the Corporation after December 31, 1994, the number of such repurchased shares shall increase the aggregate number of shares available under the Plan.

                             THIRD AMENDMENT TO THE
                           1993 INCENTIVE STOCK PLAN


The NeXagen, Inc. 1993 Incentive Stock Plan (the "NeXagen Plan") is amended effective as of September 20, 1995, as follows:

Amendment of the NeXagen. Inc. 1993 Incentive Stock Plan

     FIRST: Section 4(a) of the NeXagen Plan is amended to read in its entirety as follows:


         "(a) Procedure.

              (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors and officers, and Employees and Consultants who are neither directors nor officers.

              (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to option grants made to officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee (the "Committee") shall be constituted to comply with the rules under Rule
     16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
     Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

              (iii) Administration With Respect to Other Persons. With respect to Option grants made to persons who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by tile Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws."

     SECOND: Section 4(c) of the NeXagen Plan is deleted.

     THIRD: Section 4(d) of the NeXagen Plan is renumbered as Section 4(c).

     FOURTH: In all other respects, the NeXagen Plan is hereby ratified and confirmed.




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
                            FOURTH AMENDMENT TO THE
                           1993 INCENTIVE STOCK PLAN


     The NeXagen, Inc. 1993 Incentive Stock Plan (the "NeXagen Plan") is amended, effective as of May 29, 1996, as follows:

     FIRST Section 5(b) of the Plan is amended to add the following additional sentence at the end:

     "Notwithstanding any other provision of this Plan, no individual may be granted, in any fiscal year of the Corporation, an Option or cumulative Options to purchase more than 200,000 shares of Stock, except for the first year of an individuals employment relationship when he or she may receive an Option for up to an additional 200,000 shares of Stock in connection with the inception of his or her employment with the Corporation."

     SECOND In all other respects, the NeXagen Plan is hereby ratified and confirmed.

                             FIFTH AMENDMENT TO THE
                           1993 INCENTIVE STOCK PLAN


     FIRST Section 3(a) of the 1993 Incentive Stock Plan is hereby amended in its entirety to read as follows:

     (a) Authorized Shares. There will be reserved for use from time to time under the Plan an aggregate of 3,903,555 shares of Stock of $0.01 par value of the Corporation, subject to adjustment after December 31, 1994 as provided in
Section 9 below; provided, however, that any outstanding option issued prior to December 31, 1994 shall be subject to adjustment as provided in Section 9 below from the time of the initial issuance of such Option, but the adjustment to any such Option for events prior to December 31, 1994 shall not affect the aggregate number of shares of Stock reserved for use from time to time under the Plan. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated. If any shares issued prior to the initial approval of this Plan to any employees, directors or consultants of the Corporation shall be repurchased by the Corporation after December 31, 1994, the number of such repurchased shares shall increase the aggregate number of shares available under the Plan.

     SECOND In all other respects, the 1993 Incentive Stock Plan is hereby ratified and confirmed.